UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  June 15, 2021

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrants	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NextEra Energy, Inc.	Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
	4.872% Corporate Units	NEE.PRO	New York Stock Exchange
	5.279% Corporate Units	NEE.PRP	New York Stock Exchange
	6.219% Corporate Units	NEE.PRQ	New York Stock Exchange

Florida Power & Light Company	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On June 15, 2021, Florida Power & Light Company sold $142,092,000 principal amount of its Floating Rate Notes, Series due March 1, 2071 (Notes). The Notes are a further issuance of, will have the same CUSIP number as, will be fungible with and will be consolidated and form a single series with, the Floating Rate Notes, Series due March 1, 2071 issued on March 1, 2021, in the aggregate principal amount of $184,443,000. Upon issuance of the Notes, the aggregate principal amount of outstanding Floating Rate Notes, Series due March 1, 2071 is $326,535,000. The Notes bear interest at a rate equal to three-month LIBOR minus 0.30%, which rate will be reset quarterly on March 1, June 1, September 1 and December 1 of each year, beginning September 1, 2021. The Notes were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-254632, 333-254632-01 and 333-254632-02. This Current Report on Form 8-K is being filed, in part, to report as exhibits certain documents in connection with the sale of the Notes.

In addition, on June 15, 2021, NextEra Energy Capital Holdings, Inc. (NEECH), a wholly-owned subsidiary of NextEra Energy, Inc. (NEE), designated its 3.50% Debentures, Series due April 1, 2029 as the Covered Debt for purposes of the Replacement Capital Covenant from NEECH and NEE, dated September 19, 2006, as amended, and the Replacement Capital Covenant from NEECH and NEE, dated June 12, 2007, as amended, replacing its 3.625% Debentures, Series due June 15, 2023.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description	NextEra Energy, Inc.	Florida Power & Light Company
4(a)
Officer's Certificate of Florida Power & Light Company, dated March 1, 2021, creating the Floating Rate Notes, Series due March 1, 2071 (filed as Exhibit 4 to Form 8-K dated March 1, 2021, File No. 2-27612)
		x	x
4(b)
Replacement Capital Covenant, dated September 19, 2006, by FPL Group Capital Inc and FPL Group, Inc. relating to FPL Group Capital Inc's Series B Enhanced Junior Subordinated Debentures due 2066 (filed as Exhibit 4(d) to Form 8-K dated September 19, 2006, File No. 1-8841)
x
4(c)
Amendment, dated November 9, 2016, to the Replacement Capital Covenant, dated September 19, 2006, by NextEra Energy Capital Holdings, Inc. (formerly known as FPL Group Capital Holdings Inc) and NextEra Energy, Inc. (formerly known as FPL Group, Inc.), relating to FPL Group Capital Inc's Series B Enhanced Junior Subordinated Debentures due 2066 (filed as Exhibit 4 (cc) to Form 10-K for the year ended December 31, 2016, File No. 1-8841)
x
4(d)
Replacement Capital Covenant, dated June 12, 2007, by FPL Group Capital Inc and FPL Group, Inc. relating to FPL Group Capital Inc's Series C Junior Subordinated Debentures due 2067 (filed as Exhibit 4(b) to Form 8-K dated June 12, 2007, File No. 1-8841)
x
4(e)
Amendment, dated November 9, 2016, to the Replacement Capital Covenant, dated June 12, 2007 by NextEra Energy Capital Holdings, Inc. (formerly known as FPL Group Capital Holdings Inc) and NextEra Energy, Inc. (formerly known as FPL Group, Inc.), relating to FPL Group Capital Inc's Series C Junior Subordinated Debentures due 2067 (filed as Exhibit 4(hh) to Form 10-K for the year ended December 31, 2016, File No. 1-8841)
x
5(a)	Opinion and Consent, dated June 15, 2021, of Squire Patton Boggs (US) LLP, counsel to Florida Power & Light Company, with respect to the Notes	x	x
5(b)	Opinion and Consent, dated June 15, 2021, of Morgan, Lewis & Bockius LLP, counsel to Florida Power & Light Company, with respect to the Notes	x	x
101	Interactive data files for this Form 8-K formatted in Inline XBRL	x	x
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)	x	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed by the undersigned thereunto duly authorized.

Date:  June 15, 2021

NEXTERA ENERGY, INC.
(Registrant)

JAMES M. MAY
James M. May Vice President, Controller and Chief Accounting Officer

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KEITH FERGUSON
Keith Ferguson Controller

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